UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2018

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

SILVERPEPPER COMMODITY STRATEGIES GLOBAL MACRO FUND

Institutional Class – SPCIX

Advisor Class – SPCAX

SILVERPEPPER MERGER ARBITRAGE FUND

Institutional Class – SPAIX

Advisor Class – SPABX

SilverPepper

ANNUAL REPORT

June 30, 2018

SilverPepper Funds

Each a series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
SilverPepper Commodity Strategies Global Macro Fund
Fund Performance	9
Consolidated Schedule of Investments	10
Consolidated Statement of Assets and Liabilities	17
Consolidated Statement of Operations	18
Consolidated Statements of Changes in Net Assets	19
Consolidated Financial Highlights	20
SilverPepper Merger Arbitrage Fund
Fund Performance	22
Schedule of Investments	23
Statement of Assets and Liabilities	27
Statement of Operations	28
Statements of Changes in Net Assets	29
Statement of Cash Flows	30
Financial Highlights	31
Notes to Financial Statements	33
Report of Independent Registered Public Accounting Firm	48
Supplemental Information	49
Expense Examples	52

This report and the financial statements contained herein are provided for the general information of the shareholders of the SilverPepper Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.silverpepperfunds.com

SilverPepper Annual Report Shareholder Letter

June 30, 2018

My fellow shareholders in the SilverPepper Funds,

One of my former colleagues at Morningstar, John Rekenthaler, who happens to be a wonderful character, recently penned from his Ivory Tower an article entitled, “Why Mutual Funds Can’t be Hedge Funds.”1

It’s an insightful article. And reminds me of why I started SilverPepper. To me, the article’s premise is anachronistic. Why would anybody want their mutual fund TO BE a hedge fund? Because here’s what separates the typical hedge fund from SilverPepper’s mutual funds. Typically, hedge funds require a minimum investment of $1 million dollars and charge a 2% management fee - plus 20% of the profits!

That’s why I founded SilverPepper. I sure don’t want a minimum investment of $1 million, if I can instead pony up the $5,000 investment minimum in a SilverPepper Fund. And I certainly don’t want to pay those high hedge-fund fees.

I also don’t want a typical hedge fund to “lock up” my money. What if I need that money tomorrow – not at the end of a hedge fund’s quarter or year? Instead, I prefer the daily liquidity, daily pricing, and transparency of SilverPepper’s Mutual Funds.

And why would I want my mutual fund to ever be a hedge fund, when I unquestionably prefer my investment dollars to be governed by the plethora of investor safeguards of a mutual fund, as provided by federal laws, like the Investment Company Act of 1940? Mutual funds have independent auditors, strict asset-custody rules, and an independent board of trustees, all of whom are charged with protecting investors’ interests. Typical hedge funds don’t.

So I hope you can see why we at SilverPepper certainly DON’T WANT our mutual funds to be hedge funds! Instead, our aspiration is grander, and it is succinctly expressed in our dominant value proposition of “Hedge Fund Experts at Mutual Fund Prices.”

[1]	Rekenthaler Report, John Rekenthaler, “Why Mutual Funds Can’t Be Hedge Funds,” Morningstar.com, July 18, 2018.

Because what I do want, is for our mutual fund investors to get all the investment benefits of hedged investment strategies. Yes, I do want what hedged strategies offer: the prospect of diversification and the ability to zig, when long-only stock or bond funds zag. Hedged strategies can help lower portfolio risk.

And I want SilverPepper Funds managed by hedge fund experts – someone who has run a hedge fund before, someone with a long, battle-tested, track record of managing our particular hedged investment strategies, such as “Merger Arbitrage” or “Global Macro.”

So that’s our master plan, and today SilverPepper Funds offer the unique combination of hedge fund experts along with the lower fees and accessible features of mutual funds. As my brother, Joe Reinkemeyer, humorously puts it, it’s like: “Hey, you got your peanut butter in my chocolate!” “Yeah, well, you got your Hedge Fund in my Mutual Fund!” We aren’t something else, we’re focused on being something that’s better. We want to offer every-day investors the best of both worlds.

Now what happens to other mutual funds, which have this misguided aspiration of wanting to be hedge funds, and unlike SilverPepper, offer the worst of both worlds? They are dying off. John Rekenthaler, and his Morningstar colleagues, Jason Kephart and Kathryn Wang, explain, in a set of articles, that those funds’ problems are killing them - literally driving them out of business.2 Those failing funds suffer from problems, that we at SilverPepper foresaw, and avoided from the get-go. The first problem is what the authors call “culture.” I call it “EXPERTise.”

The authors correctly point out that many of the portfolio managers running mutual funds that aspire to be hedge funds “began their careers running traditional” long-only portfolios. In other words, they’re not hedge fund experts. You see, managing a hedged strategy, and particularly “shorting,” require a different way of thinking and a different skill set. Who wants to invest in a fund where a manager is learning new skills on our dime? Not me.

That’s why we at SilverPepper recruited Steve Gerbel of Chicago Capital Management, and Renee Haugerud of Galtere, to serve as portfolio managers for the SilverPepper Funds. They have dedicated themselves to their respective specialties of merger arbitrage and commodity-based global macro investing for the past 20 years. They are our experts.

In addition, according to the Morningstar authors, another problem that has plagued failing firms is their questionable ability to be “good stewards of investor capital.” This problem seems best illustrated, historically, in one particular Morningstar category of funds, called “Managed Futures.” The managed-futures category encompasses many types of quantitative and fundamental strategies. Managed futures funds can be interesting strategies for portfolio diversification. And the category is filled with well-recognized firms that, like us, had hedge-fund experts at the helm. Yet, according to the authors’ analysis, over the past five years, nearly 40% of all managed futures funds have closed! Gone. Auf Wiedersehen.

[2]	Fund Spy, Jason Kephart, CFA; Kathryn Wing, “Death is a Way of Life for Liquid Alternatives,” Morningstar.com, July 16, 2018.

There is no guarantee that these investment strategies, or any investment strategy, will generate a positive return. All investing involves risk, including the loss of all principal.

Why? What’s the problem? I mean, these managed futures funds aren’t closing by the bushel because the portfolio strategies are flawed. Instead, many of these funds are closing because, unlike SilverPepper, they disavowed MUTUAL FUND PRICES.

Indeed, plenty of funds in this category had fees in excess of typical hedge funds! How can that be? Well, for these funds, it’s not uncommon for the Advisor to the mutual fund to institute an advisory fee on the fund of around 2%. Then they would invest, without a great deal of transparency, in a swap structured to mimic a managed-futures hedge fund. This swap would pay the hedge fund manager his typical hedge-fund fee - 2% management fee and 20% of the profits. So that’s how these mutual fund advisors got access to hedge fund experts. They paid them their typical hedge fund fee!

Now add it up. The investor had to pay a hedge fund manager 2% + 20% of profits. Then the investor had to pay the mutual fund advisor’s 2% on top of that! So, hypothetically, if that fund managed to make a 10% gross return for the year, investors would end up paying 6% in fees, leaving a paltry 4% in the investor’s pocket. That’s right - 60% of the gross profit goes to portfolio management! I’m sorry, but it’s hard to find good stewardship in that number. No wonder investors have spit many of these funds out of their portfolios.

Hedge Fund Experts at Mutual Fund Prices. SilverPepper is trying to fundamentally reshape the value proposition for investors. I believe it’s a big part of the reason why both of our Funds are among the better-performing funds in their categories, based on total return, since their inception back in October of 2013. That’s something we’re very proud of. Specifically, the SilverPepper Commodities Strategies Global Macro Fund ranked as the Number 1 Performing Fund out of 93 funds in its Morningstar Category, “Commodities Broad Basket,” while the SilverPepper Merger Arbitrage Fund ranked as the Number 5 performing Fund out of 75 funds in its Morningstar Category, “Market Neutral,” from their inceptions on October 31, 2013 to June 30, 2018, based on their total returns.

A Nice Accolade

Improving the investor experience starts at helping investors make better, more informed investment decisions. “Are the SilverPepper Funds right for my portfolio? Will they be right for my portfolio tomorrow?” Those are questions most every investor asks. So we spend a lot of time trying to make sure that our communication materials help answer these serious questions in a way that is both creative and entertaining. Therefore, I am proud to announce that in 2018, we won the following two awards in the Internet Advertising Competition:

•	Best Mutual Fund Website,
•	Best Mutual Fund Email Message Campaign: “Why Commodities?”

We continued our winning ways, as this was the second year in a row we have won the Internet Advertising Competition Award for Best Mutual Fund Email Message Campaign. We are honored that our advertising & marketing work at SilverPepper Funds could be mentioned in the same breath with other 2018 IAC winners - ad agencies like J. Walter Thompson and MRM McCann; Fortune 500 clients like Microsoft, Hilton, and Toyota; and big ad campaigns like The Lego Batman Movie and Warner Bros./Wonder Woman.

Tomorrow’s Challenge

Despite the strength of our historical performance since inception, our challenge is always tomorrow. We must continue to deliver on our value proposition of “Hedge Fund Experts at Mutual Fund Prices.” So, how did we do over the past 12 months?

I.	The SilverPepper Merger Arbitrage Fund

For the 12-month period ending June 30, the SilverPepper Merger Arbitrage Fund Institutional Class shares (SPAIX) returned 1.02%, while our prospectus benchmark, the S&P 500 Index, returned 14.37%.* Returns for the year lacked the luster of the broad stock market, but that is hardly surprising given the huge differences between investing in the stock market, and instead investing only in stocks involved in a big event, like a corporate merger or acquisition. Our Funds’ low-correlation (0.16 to stocks and 0.07 to bonds) and low volatility (2.09 relative to the S&P’s 9.6) not only indicate that we are quite different compared to our benchmark, but that our differences may add important diversification benefits to investors’ portfolios.

Not surprisingly it’s our singular focus of investing only in announced mergers that makes the SilverPepper Merger Arbitrage Fund so different. After 500 days of business-friendly deregulation, robust economic growth, and massive tax cuts, a green wave of cash has flooded into the merger market. Corporate chiefs are wheeling and dealing at a record clip. Over the prior 12 months, mergers and acquisitions (“M&A”) in the United States climbed 82% to $1 trillion. According to data from Thomson Reuters Deals Intelligence, this was the strongest deal-making period on record.3 Merger Mania is here.

A flurry of deals may make for interesting headlines, but more importantly, they serve as the raw material for our strategy. At the SilverPepper Merger Arbitrage Fund, we monitor the universe of publicly announced M&A deals, scrutinize each deal, and invest in those deals where we have the highest conviction they will close, with an attractive risk-adjusted return.

However, as some of our peers can attest, this record influx of M&A deals has not proceeded as smoothly as anticipated. Along with many other aspects of our country, political drama roiled the M&A market in the first half of this year, creating uncertainty and other pitfalls. Yet, we stuck with our disciplined strategy for deal selection, and managed to keep our investors off the big-drop thrill ride that these higher profile mergers sometimes offer. By selecting only those deals with solid financing, sound business logic, and few regulatory, anti-trust, or political issues, we were able to side-step the market’s problematic deals.

*	Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For performance data as of the current to most recent month end, call 1-855-554-5540.

[3]	Sweta Killa, “M&A Hits Record in 1H: Ride High with these ETFs,” Zachs.com, July 9, 2019.

However, we faced a couple of headwinds during the year that limited our gains. First, we went out of our way to avoid deal breaks. As trade tensions heated up in the first half of 2018, we exited merger deals with exposure to China. Also, once it became clear that the U.S. Treasury Department’s Committee on Foreign Investment in the United States would be more active in determining whether foreign purchases of U.S. companies might imperil the national security of the U.S., we sold out of the Italian company Prysmian’s purchase of General Cable Corporation.

Second, even though deal volume has been large over the course of year, we saw peaks and valleys in deal volume that made deal selection tricky. Our overriding concern, regarding which merger investments to participate in, is based on our estimate of risk-versus-return. And over the past six months, in particular, we just didn’t think deal spreads, for high-quality deals, were large enough to compensate for the risk. So, at times, we let cash build in the portfolio, which hindered our returns. We thought, as we often do: Better safe than sorry.

Merger Outlook

If the first half of 2018 is any indication, the second half may be just as bountiful for corporate mergers. The competitive cost-cutting environment, an accelerating economy, low interest rates, and tax reform, which is encouraging companies to bring offshore cash back home, are all driving more M&A deals. I expect current deal volume – Merger Mania - to continue.

Another promising tailwind may occur with the Senator Crapo banking bill finally passing into law. The bill will allow banks with deposits of $51 billion to $250 billion to be more active in the M&A market and will spur mid-size banks to gobble up smaller regional banks. We have a special affinity for small bank deals: We know the players; they’re not controversial deals, laden with regulatory risks; and the strategic and financial incentives for banks to merge continue. Passage of the bill could be a huge win for the SilverPepper Merger Arbitrage Fund.

In addition, the tariff mess, which really upset equity markets as the second quarter ended, seemed to actually have a positive effect on the Fund. The market volatility allowed us to build some meaningful positions at attractive spreads in some of our favorite deals. This pickup in activity has allowed us to add a few new positions, and a little leverage to the portfolio. Currently, the Fund has 172% gross exposure: 132% long, and 40% short.

It has been a long time since we held thirty-two, high-quality merger arbitrage positions. With more mergers announced each day, it has allowed us to diversify and grow our portfolio. If the current conditions simply remain in place, I’m optimistic that we may be able to capitalize on the opportunity set. Regardless of the market climate, we believe our investors value the consistent returns with low volatility that the SilverPepper Merger Arbitrage Fund strives to provide.

II.	SilverPepper Commodity Strategies Global Macro Fund

For the 12-month period ending June 30, the SilverPepper Commodity Strategies Global Macro Fund Institutional Class Shares (SPCIX) returned 3.00%. This was lower than our prospectus benchmark, the Bloomberg Commodity Index, which returned 7.35% over the same period. What caused our underperformance for the period? Simply put, we’re expecting a historic commodity price upswing cycle to begin, so we leveraged up the fund to 130% commodity exposure. Then tariffs were imposed, which caused the prices of everything from copper to soybeans to head south, turning what had been a promising first half of 2018 into a real buzz kill. The Bloomberg Commodity Index fell 3.50% in June alone – its worst month in two years - and ended up finishing flat for the first six months of 2018.

During the past 12 months, we had become increasingly bullish on the commodity market. We believed, and still do believe, that the demand for commodities will be driven higher by President Trump’s tax cuts, the good economic growth in both developed and emerging economies, and major infrastructure projects across the globe, like “One Belt, One Road,” China’s massive infrastructure plan across Asia and the Middle East. With economic growth on the rise, and some commodities trading below the cost of production, we entered calendar year 2018 bullish, fully evident in the Fund’s 130% commodity exposure. And commodity prices, as we expected, moved higher.

But then came tariffs. January marked the first announced tariffs on washing machines and solar panels. In March, announcements rang out from the White House about instituting a broad set of tariffs - 25 percent on steel, and 10 percent on aluminum imports, scheduled to go into effect in June 2018, on $50 billion of Chinese exports. Well, you know the story. Everyone got upset at the tariffs. The Chinese went tit for tat, imposing tariffs of their own on U.S. goods, with a heavy emphasis on agricultural goods.

Tariffs hurt commodity returns across the board, but our Fund trailed the Bloomberg Commodity Index, in part, due to our overweight in natural gas. It’s our biggest position within the portfolio, currently sitting at 45% of the portfolio’s net assets. During the past 12 months, natural gas prices were down -18%. Although we have a highly differentiated position in natural gas (we own every month of the futures curve out to 2020, while the Index only consists of the front-month natural gas futures contract), we couldn’t fully avoid the downdraft in prices.

In our last couple of Shareholder Letters (they are online at www.silverpepperfunds.com), we laid out our thesis on natural gas, and much of it remains the same. We continue to believe that natural gas prices have two to five times more upside than downside, and we definitely like that risk-reward tradeoff. Natural gas production has grown 65% since 2005. But a rapidly growing export market, as well as conversion of coal-fired power plants to cleaner natural-gas power plants, will create rising demand and require more production.

In addition, the market has been incredibly complacent about the level of natural gas in storage. Currently, there are 2.1 trillion cubic feet of natural gas in storage, 700 bcf feet less than last year, and 26% below the average level of storage from 2013 to 2017. This puts the market in a precarious position. If the warm summer continues, people will need more electricity for air conditioning, and increasingly, electrical plants are powered by natural gas.

We acknowledge that we have been early on this trade. But we build positions in the Fund based on the expected risk and reward of each commodity, and this still looks attractive to us – maybe $0.40 of downside with $1 to $2 of upside.

Commodities Outlook

Overall, we still believe commodity fundamentals are good. Many commodity prices are below the costs of production. And global growth, as well as infrastructure build-outs, like “One Belt, One Road,” should increase demand. The recent tariff spat has been an unfortunate distraction. Nonetheless, we absolutely believe that this recent uncertainty has created even more opportunity for us. As agricultural, metal and livestock commodities catch up with the energy sector, we would not be surprised to see a recovery rally in commodities across the board.

Looking forward to next year!

Investing your assets is a significant responsibility. It is not easy. Some years, like this year, our returns will lack the luster we expect, either in absolute returns or relative to our benchmarks. As investors, we can’t control returns. But we need to stay mindful of our goals. My goal when I founded SilverPepper was independence from the returns of long-only stock and bond markets. I felt viscerally what most investors did, during the gut-wrenching 38% S&P 500 drop of the Great Recession. I wanted all investors to have exposure in their portfolios to investments whose returns aren’t tied to the market. That’s what diversification is all about.

Hedged strategies help with diversification. And because SilverPepper Funds offer investors hedged strategies, managed by hedge fund experts, with the legal safeguards, transparency, liquidity, and lower fees of a mutual fund, we are trying to revolutionize how we all invest.

We don’t want our mutual funds to be hedge funds. We want them to be something different - and better. Hedge Fund Experts at Mutual Fund Prices.

That’s SilverPepper.

With respect and well wishes,

Patrick Reinkemeyer

Founder and President, SilverPepper LLC

IMPORTANT DISCLOSURE: The views in this letter were as of June 30, 2018 and may not necessarily reflect the same views on the date this letter is published or anytime thereafter. These views are intended to help SilverPepper shareholders in understanding the Funds’ investment strategies and do not constitute investment advice.

All investing involves risk, including the possible loss of principal. There can be no assurance that the Funds will achieve their investment objectives. The SilverPepper Commodity Strategies Global Macro Fund’s specific risks include futures/commodities risk, derivatives risk, Subsidiary risk, high-fee risk, foreign investment risk and non-diversification risk. Futures contracts may fluctuate significantly and unpredictably over short time periods and commodities are subject to disruptions and distortions, causing loss of principal. The SilverPepper Merger Arbitrage Fund’s specific risk is event risk, which revolves around the successful or unsuccessful completion of an announced merger or acquisition. If a merger does not close as expected, the Fund could lose money. Other risks include smaller companies risk, foreign investment risk, derivatives risk and non-diversification risk. Long positions could fall in value and short positions may rise or be imperfect hedges. Specific risks include derivatives risk, high-fee risk, tax risk, foreign investment risk and non-diversification risk. All these risks may increase costs, volatility and lower performance.

About the Internet Advertising Competition

The Internet Advertising Competition (IAC) Awards were developed by the Web Marketing Association to honor excellence in online advertising, recognize the individuals and organizations responsible for creating work, and showcasing award-winning Internet advertising. Internet Advertising Competition Awards are awarded annually and are judged by industry experts and awarded to those entries that the judges rate as best within each industry category, based on creativity, innovation, impact, design, copywriting, use of the medium and memorability.

In 2017, SilverPepper won “Best Mutual Fund Email Message Campaign” for our campaign entitled “SilverPepper of the Stars.”

Performance Rankings

Performance rankings are assigned based on total return. The time period for the ranking is 11/1/2013 to 6/30/2018. Includes all funds within the Morningstar categories, “Commodities Broad Basket,” and “Market Neutral” as of 10/31/2013. Past performance is not indicative of future performance. Data Source: Morningstar Direct.

Definitions

Trading Term Definitions: Long, Short, Gross and Net: The terms long and short refer to whether a trade was initiated by buying first or selling first. A long trade is initiated by buying with the expectation to sell at a higher price in the future and realize a profit. A short trade is initiated by selling, before buying, with the intent to buy the stock back at a lower price and realize a profit.

The term gross refers to a portfolio’s total investment exposure and equates to the sum of both the long positions and the short positions. It is a measure of absolute investment exposure. A fund that has more than 100% gross exposure is considered to have leverage. The higher the gross exposure or leverage, typically the higher the risk. The term net represents the long positions minus the short positions and reflects net-market exposure.

SilverPepper Commodity Strategies Global Macro Fund

FUND PERFORMANCE at June 30, 2018 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Bloomberg Commodity Total Return Index. The performance graph above is shown for the Fund’s Institutional Class shares, and Advisor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

Bloomberg Commodity Total Return Index reflects the returns that are potentially available through an unleveraged investment in the futures contracts on 22 physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. This index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Return as of June 30, 2018	1 Year	Since Inception	Inception Date
Advisor Class	3.08%	-2.92%	10/31/13
Institutional Class	3.00%	-2.79%	10/31/13
Bloomberg Commodity Total Return Index	7.35%	-6.97%	10/31/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (855) 554-5540.

Expense ratios for Advisor Class and Institutional Class shares were 2.06% and 1.99%, respectively, which were the amounts stated in the current prospectus dated November 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Advisor has agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 2.24% and 1.99% of the average daily net assets of the Advisor Class and Institutional Class shares, respectively. This agreement is in effect until October 31, 2027 and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of June 30, 2018

Number
of Shares		Value
	COMMON STOCKS - 0.2%
	CONSUMER STAPLES - 0.2%
223,000	Australian Agricultural Co., Ltd.	$207,933
	TOTAL COMMON STOCKS
	(Cost $270,898)	207,933

Principal
Amount
	U.S. GOVERNMENT AND AGENCIES - 71.8%
	United States Treasury Bill
$94,000,000	1.793%, 8/2/2018[1]	93,853,924
	TOTAL U.S. GOVERNMENT AND AGENCIES
	(Cost $93,847,364)	93,853,924

Number
of Contracts
	PURCHASED OPTIONS CONTRACTS - 1.0%
	CALL OPTIONS - 0.5%
	CBOT Corn Futures
359	Exercise Price: $395, Notional Amount: $7,090,250, Expiration Date: July 27, 2018	47,119
	CBOT Soybean Futures
125	Exercise Price: $910, Notional Amount: $5,687,500, Expiration Date: July 27, 2018	61,719
125	Exercise Price: $930, Notional Amount: $5,812,500, Expiration Date: July 27, 2018	42,969
	CME Nonfat Dry Milk Futures
18	Exercise Price: $94, Notional Amount: $744,480, Expiration Date: October 30, 2018	3,564
	NYBOT Cocoa Futures
65	Exercise Price: $2,500, Notional Amount: $1,625,000, Expiration Date: July 6, 2018	32,500
18	Exercise Price: $2,450, Notional Amount: $441,000, Expiration Date: August 3, 2018	23,400
88	Exercise Price: $2,700, Notional Amount: $2,376,000, Expiration Date: August 3, 2018	31,680
	NYMEX Natural Gas Futures
17	Exercise Price: $3, Notional Amount: $510,000, Expiration Date: July 26, 2018	6,290
103	Exercise Price: $3.05, Notional Amount: $3,141,500, Expiration Date: July 26, 2018	24,720
103	Exercise Price: $3.20, Notional Amount: $3,296,000, Expiration Date: August 28, 2018	17,510
343	Exercise Price: $3.30, Notional Amount: $11,319,000, Expiration Date: August 28, 2018	30,870
	NYMEX WTI Crude Oil Futures
36	Exercise Price: $67.50, Notional Amount: $2,430,000, Expiration Date: July 17, 2018	241,920
	OTC AUD versus USD
11,000,000	Exercise Price: $0.755, Notional Amount: $8,305,000, Expiration Date: July 9, 2018	4,034
	OTC USD versus JPY
18,000,000	Exercise Price: $110.20, Notional Amount: ¥1,983,600,000, Expiration Date: July 6, 2018	33,444
	TOTAL CALL OPTIONS
	(Cost $598,142)	601,739

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

Number of
Contracts		Value
	PURCHASED OPTIONS CONTRACTS (Continued)
	PUT OPTIONS - 0.5%
	CBOT 5 Year U.S. Treasury Note
54	Exercise Price: $113.00, Notional Amount: $6,102,000, Expiration Date: July 27, 2018	$4,219
161	Exercise Price: $112.75, Notional Amount: $18,152,750, Expiration Date: August 24, 2018	20,125
	CBOT Corn Futures
179	Exercise Price: $350, Notional Amount: $3,132,500, Expiration Date: July 27, 2018	52,581
106	Exercise Price: $375, Notional Amount: $1,987,500, Expiration Date: July 27, 2018	111,300
140	Exercise Price: $385, Notional Amount: $2,695,000, Expiration Date: July 27, 2018	204,750
	CBOT Soybean Futures
180	Exercise Price: $830, Notional Amount: $7,470,000, Expiration Date: July 27, 2018	83,250
36	Exercise Price: $800, Notional Amount: $1,440,000, Expiration Date: October 26, 2018	17,550
	CME Nonfat Dry Milk Futures
102	Exercise Price: $74, Notional Amount: $3,321,120, Expiration Date: July 5, 2018	561
69	Exercise Price: $76, Notional Amount: $2,307,360, Expiration Date: July 31, 2018	3,795
18	Exercise Price: $78, Notional Amount: $617,760, Expiration Date: October 30, 2018	16,038
	NYBOT Cocoa Futures
54	Exercise Price: $2,300, Notional Amount: $1,242,000, Expiration Date: July 6, 2018	1,080
88	Exercise Price: $2,450, Notional Amount: $2,156,000, Expiration Date: August 3, 2018	59,840
	NYBOT Coffee 'C' Futures
54	Exercise Price: $115, Notional Amount: $2,328,750, Expiration Date: July 13, 2018	26,730
54	Exercise Price: $115, Notional Amount: $2,328,750, Expiration Date: August 10, 2018	49,612
	NYMEX WTI Crude Oil Futures
36	Exercise Price: $62, Notional Amount: $2,232,000, Expiration Date: July 17, 2018	360
54	Exercise Price: $64.50, Notional Amount: $3,483,000, Expiration Date: July 17, 2018	1,080
54	Exercise Price: $65.50, Notional Amount: $3,537,000, Expiration Date: July 17, 2018	2,160
90	Exercise Price: $70, Notional Amount: $6,300,000, Expiration Date: July 17, 2018	23,400
	Occidental Petroleum Corp.
353	Exercise Price: $80, Notional Amount: $2,824,000, Expiration Date: August 17, 2018	48,714
	TOTAL PUT OPTIONS
	(Cost $656,949)	727,145

	TOTAL PURCHASED OPTIONS CONTRACTS
	(Cost $1,255,091)	1,328,884

Principal
Amount
	SHORT-TERM INVESTMENTS - 13.8%
$18,015,218	UMB Money Market Fiduciary, 0.25%[2]	18,015,218
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $18,015,218)	18,015,218

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

Number of
Contracts		Value
	TOTAL INVESTMENTS - 86.8%
	(Cost $113,388,571)	$113,405,959
	Other Assets in Excess of Liabilities - 13.2%	17,320,243
	TOTAL NET ASSETS - 100.0%	$130,726,202

	WRITTEN OPTIONS CONTRACTS - (0.8)%
	PUT OPTIONS - (0.8)%
	CBOT Corn Futures
(179)	Exercise Price: $365, Notional Amount: $3,266,750, Expiration Date: July 27, 2018	(124,181)
(70)	Exercise Price: $400, Notional Amount: $1,400,000, Expiration Date: July 27, 2018	(149,188)
	CBOT Soybean Futures
(180)	Exercise Price: $860, Notional Amount: $7,740,000, Expiration Date: July 27, 2018	(195,750)
(36)	Exercise Price: $900, Notional Amount: $1,620,000, Expiration Date: July 27, 2018	(87,075)
(36)	Exercise Price: $900, Notional Amount: $1,620,000, Expiration Date: October 26, 2018	(103,275)
	CME Nonfat Dry Milk Futures
(18)	Exercise Price: $84, Notional Amount: $665,280, Expiration Date: October 30, 2018	(39,600)
	NYBOT Cocoa Futures
(88)	Exercise Price: $2,550, Notional Amount: $2,244,000, Expiration Date: August 3, 2018	(104,720)
	NYBOT Coffee 'C' Futures
(54)	Exercise Price: $120, Notional Amount: $2,430,000, Expiration Date: July 13, 2018	(106,515)
(54)	Exercise Price: $120, Notional Amount: $2,430,000, Expiration Date: August 10, 2018	(124,335)
	TOTAL PUT OPTIONS
	(Proceeds $723,591)	(1,034,639)

	TOTAL WRITTEN OPTIONS CONTRACTS
	(Proceeds $723,591)	$(1,034,639)

AUD - Australian Dollar

JPY - Japanese Yen

USD - United States Dollar

[1]	All or a portion of this security is segregated as collateral.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

FUTURES CONTRACTS

					Unrealized
	Expiration	Number of	Notional	Value at	Appreciation
Long Contracts	Date	Contracts	Value	June 30, 2018	(Depreciation)
Commodity Futures
CBOT Corn	December 2018	176	$3,562,178	$3,267,000	$(295,178)
CBOT Soybean	August 2018	57	2,506,516	2,460,975	(45,541)
CBOT Soybean Oil	August 2018	116	2,024,382	2,034,408	10,026
CBOT Wheat	September 2018	134	3,339,062	3,358,375	19,313
CME Lean Hogs	October 2018	68	1,738,655	1,625,880	(112,775)
CME Live Cattle	August 2018	94	3,925,813	4,012,860	87,047
CME Nonfat Dry Milk	September 2018	70	2,715,046	2,453,990	(261,056)
CME Nonfat Dry Milk	December 2018	45	1,722,940	1,665,180	(57,760)
CMX Copper	September 2018	133	9,968,765	9,861,950	(106,815)
CMX Gold	August 2018	93	12,061,460	11,666,850	(394,610)
CMX Silver	September 2018	37	3,024,273	2,996,630	(27,643)
ICE Brent Crude Oil	December 2018	100	7,758,322	7,813,000	54,678
KCBT Hard Red Winter Wheat	September 2018	100	2,375,019	2,442,500	67,481
LME Primary Aluminum	December 2018	110	6,359,765	5,885,000	(474,765)
LME Primary Nickel	July 2018	18	1,644,525	1,602,234	(42,291)
LME Zinc	August 2018	12	960,642	858,750	(101,892)
MGE Red Wheat	September 2018	178	4,887,460	4,777,075	(110,385)
NYBOT Cocoa	September 2018	18	430,807	452,160	21,353
NYBOT Coffee 'C'	September 2018	128	5,710,076	5,524,800	(185,276)
NYBOT Cotton #2	December 2018	16	673,599	671,360	(2,239)
NYBOT Sugar #11	October 2018	192	2,619,805	2,634,240	14,435
NYMEX Natural Gas	August 2018	412	11,467,245	12,046,880	579,635
NYMEX Natural Gas	September 2018	31	904,679	899,310	(5,369)
NYMEX Natural Gas	October 2018	31	904,679	901,480	(3,199)
NYMEX Natural Gas	November 2018	31	904,679	914,190	9,511
NYMEX Natural Gas	December 2018	31	904,679	947,050	42,371
NYMEX Natural Gas	January 2019	109	3,111,063	3,417,150	306,087
NYMEX Natural Gas	February 2019	109	3,111,063	3,376,820	265,757
NYMEX Natural Gas	March 2019	109	3,111,063	3,272,180	161,117
NYMEX Natural Gas	April 2019	109	3,111,063	2,913,570	(197,493)
NYMEX Natural Gas	May 2019	109	3,111,063	2,873,240	(237,823)
NYMEX Natural Gas	June 2019	109	3,111,063	2,903,760	(207,303)
NYMEX Natural Gas	July 2019	109	3,111,063	2,937,550	(173,513)
NYMEX Natural Gas	August 2019	109	3,111,063	2,946,270	(164,793)
NYMEX Natural Gas	September 2019	109	3,111,063	2,932,100	(178,963)
NYMEX Natural Gas	October 2019	109	3,111,063	2,954,990	(156,073)
NYMEX Natural Gas	November 2019	109	3,111,063	3,016,030	(95,033)
NYMEX Natural Gas	December 2019	109	3,111,063	3,156,640	45,577
NYMEX Natural Gas	January 2020	13	376,684	388,830	12,146
NYMEX Natural Gas	February 2020	13	376,684	384,540	7,856
NYMEX Natural Gas	March 2020	13	376,684	372,450	(4,234)
NYMEX Natural Gas	April 2020	13	376,684	331,500	(45,184)
NYMEX Natural Gas	May 2020	13	376,684	327,860	(48,824)
NYMEX Natural Gas	June 2020	13	376,684	331,370	(45,314)
NYMEX Natural Gas	July 2020	13	376,684	335,270	(41,414)

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

FUTURES CONTRACTS (Continued)

					Unrealized
	Expiration	Number of	Notional	Value at	Appreciation
Long Contracts (Continued)	Date	Contracts	Value	June 30, 2018	(Depreciation)
Commodity Futures (Continued)
NYMEX Natural Gas	August 2020	13	$376,684	$336,180	$(40,504)
NYMEX Natural Gas	September 2020	13	376,684	334,360	(42,324)
NYMEX Natural Gas	October 2020	13	376,684	336,830	(39,854)
NYMEX Natural Gas	November 2020	13	376,684	343,980	(32,704)
NYMEX Natural Gas	December 2020	13	376,684	360,620	(16,064)
NYMEX NY Harbor ULSD	August 2018	56	5,057,151	5,197,214	140,063
NYMEX Platinum	October 2018	40	1,775,519	1,715,401	(60,118)
NYMEX RBOB Gasoline	August 2018	43	3,677,805	3,885,067	207,262
NYMEX WTI Crude Oil	August 2018	15	1,035,032	1,112,250	77,218
NYMEX WTI Crude Oil	December 2018	182	12,638,261	12,647,180	8,919
Total Long Contracts			161,131,803	159,215,329	(1,916,474)

TOTAL FUTURES CONTRACTS			$161,131,803	$159,215,329	$(1,916,474)

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2018

FORWARD FOREIGN CURRENCY CONTRACTS

				Currency			Unrealized
		Currency	Settlement	Amount		Value at	Appreciation
Purchase Contracts	Counterparty	Exchange	Date	Sold	Notional Value	June 30, 2018	(Depreciation)
Australian Dollar	Societe Generale	AUD per USD	July 20, 2018	3,600,000	$2,654,609	$2,664,364	$9,755
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS					$2,654,609	$2,664,364	$9,755

AUD - Australian Dollar

USD - United States Dollar

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED SUMMARY OF INVESTMENTS

As of June 30, 2018

Security Type/Industry	Percent of Total Net Assets
Common Stock
Consumer Staples	0.2%
Total Common Stock	0.2%
U.S. Government and Agencies	71.8%
Purchased Options Contracts	1.0%
Short-Term Investments	13.8%
Total Investments	86.8%
Other Assets in Excess of Liabilities	13.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2018

Assets:
Investments, at value (cost $112,133,480)	$112,077,075
Purchased options contracts, at value (cost $1,255,091)	1,328,884
Cash held by broker for futures contracts	21,001,137
Cash collateral held at custodian for benefit of broker for forward foreign currency exchange contracts	10,000
Receivables:
Unrealized appreciation on open futures contracts	2,137,852
Unrealized appreciation on forward foreign currency exchange contracts	9,755
Fund shares sold	58,910
Dividends and Interest	2,316
Prepaid expenses	4,711
Other assets	14,303
Total assets	136,644,943
Liabilities:
Written options contracts, at value (proceeds $723,591)	1,034,639
Foreign currency due to custodian, at value (proceeds $381,474)	372,663
Payables:
Unrealized depreciation on open futures contracts	4,054,326
Variation margin	74,749
Investment securities purchased	33,444
Fund shares redeemed	27,681
Advisory fees	165,139
Transfer agent fees and expenses (Note 2)	31,423
Shareholder servicing fees (Note 7)	5,707
Fund administration fees	20,303
Auditing fees	18,524
Fund accounting fees	15,667
Custody fees	4,247
Trustees' deferred compensation (Note 3)	954
Trustees' fees and expenses	913
Chief Compliance Officer fees	295
Accrued other expenses	58,067
Total liabilities	5,918,741
Net Assets	$130,726,202
Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$134,130,372
Accumulated net investment loss	(1,717,657)
Accumulated net realized gain on investments, purchased options contracts, futures contracts, securities sold short, written options contracts, forward foreign currency exchange contracts and foreign currency transactions	505,055
Net unrealized appreciation (depreciation) on:
Investments	(56,405)
Purchased options contracts	73,793
Futures contracts	(1,916,474)
Written options contracts	(311,048)
Forward foreign currency exchange contracts	9,755
Foreign currency translations	8,811
Net Assets	$130,726,202
Maximum Offering Price per Share:
Advisor Class Shares:
Net assets applicable to shares outstanding	$5,159,645
Shares of beneficial interest issued and outstanding	592,729
Redemption price per share	$8.70
Institutional Class Shares:
Net assets applicable to shares outstanding	$125,566,557
Shares of beneficial interest issued and outstanding	14,366,417
Redemption price per share	$8.74

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended June 30, 2018

Investment Income:
Dividends (net of foreign withholding taxes of $296)	$48,091
Interest	1,009,835
Total investment income	1,057,926

Expenses:
Advisory fees	2,204,815
Sub-transfer agent fees and expenses - Institutional Class	232,404
Transfer agent fees and expenses	60,838
Fund administration fees	159,579
Fund accounting fees	80,128
Shareholder reporting fees	65,307
Registration fees	41,591
Auditing fees	24,646
Legal fees	23,190
Custody fees	19,448
Chief Compliance Officer fees	17,590
Miscellaneous	12,505
Shareholder servicing fees - Advisor Class (Note 7)	11,187
Trustees' fees and expenses	8,501
Insurance fees	2,490
Interest expense	2,180
Total expenses	2,966,399
Advisory fees waived	(157,603)
Sub-transfer agent fees and expenses - Institutional Class waived	(87,153)
Net expenses	2,721,643
Net investment loss	(1,663,717)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	575,905
Purchased options contracts	(7,231,716)
Futures contracts	13,043,200
Securities sold short	(198,757)
Written options contracts	3,079,908
Forward foreign currency exchange contracts	(21,286)
Foreign currency transactions	(5,092)
Net realized gain	9,242,162
Net change in unrealized appreciation/depreciation on:
Investments	(78,209)
Purchased options contracts	58,990
Futures contracts	(3,169,870)
Written options contracts	(284,948)
Forward foreign currency exchange contracts	9,755
Foreign currency translations	9,730
Net change in unrealized appreciation/depreciation	(3,454,552)
Net realized and unrealized gain	5,787,610

Net Increase in Net Assets from Operations	$4,123,893

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	June 30, 2018	June 30, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(1,663,717)	$(5,104,700)
Net realized gain (loss) on investments, purchased options contracts, futures contracts, securities sold short, written options contracts, forward contracts and foreign currency	9,242,162	(776,367)
Net change in unrealized appreciation/depreciation on investments, purchased options contracts, futures contracts, securities sold short, written options contracts, forward contracts and foreign currency	(3,454,552)	(2,596,047)
Net increase (decrease) in net assets resulting from operations	4,123,893	(8,477,114)

Distributions to Shareholders:
From net investment income:
Institutional Class	(359,772)	-
Total distributions to shareholders	(359,772)	-

Capital Transactions:
Net proceeds from shares sold:
Advisor Class	1,575,063	38,088,943
Institutional Class	28,002,822	67,608,456
Reinvestment of distributions:
Institutional Class	359,481	-
Cost of shares redeemed:
Advisor Class[1]	(17,905,585)	(223,162,507)
Institutional Class[2]	(35,468,169)	(30,213,896)
Net decrease in net assets from capital transactions	(23,436,388)	(147,679,004)

Total decrease in net assets	(19,672,267)	(156,156,118)

Net Assets:
Beginning of period	150,398,469	306,554,587
End of period	$130,726,202	$150,398,469

Accumulated net investment income (loss)	$(1,717,657)	$333,273

Capital Share Transactions:
Shares sold:
Advisor Class	178,352	4,268,803
Institutional Class	3,173,151	7,613,630
Shares reinvested:
Institutional Class	42,643	-
Shares redeemed:
Advisor Class	(2,090,897)	(25,259,833)
Institutional Class	(4,032,881)	(3,398,028)
Net decrease in capital share transactions	(2,729,632)	(16,775,428)

[1]	Net of redemption fee proceeds of $6,903 and $35,146, respectively.
[2]	Net of redemption fee proceeds of $1,594 and $4,532, respectively.

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Advisor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,				For the Period
					October 31, 2013* through
	2018	2017	2016	2015	June 30, 2014
Net asset value, beginning of period	$8.45	$8.87	$9.09	$10.09	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.11)	(0.18)	(0.18)	(0.21)	(0.15)
Net realized and unrealized gain (loss) on investments and foreign currency	0.35	(0.24)	(0.04)	(0.79)	0.24
Total from investment operations	0.24	(0.42)	(0.22)	(1.00)	0.09

Less Distributions:
From net investment income	-	-	-	-	-

Redemption fee proceeds[1]	0.01	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$8.70	$8.45	$8.87	$9.09	$10.09

Total return[3]	3.08%	(4.74)%	(2.42)%	(9.91)%	0.90%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,160	$21,174	$208,508	$159,752	$76,633

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	2.15%[6]	2.39%[6]	2.40%[6]	2.43%[6]	3.07%[5,6]
After fees waived and expenses absorbed	2.03%[6]	2.06%[6]	2.09%[6]	2.23%[6]	2.24%[5,6]
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(1.38)%	(2.31)%	(2.39)%	(2.42)%	(3.06)%[5]
After fees waived and expenses absorbed	(1.26)%	(1.98)%	(2.08)%	(2.22)%	(2.23)%[5]

Portfolio turnover rate	1040%[7]	26%	2213%[7]	146%	-%

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had fees not been waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.
[6]	If interest expense and dividends on securities sold short had been excluded, the expenses ratios would have been lowered by 0.00% for the year ended June 30, 2018. For the prior periods, the ratios would have been lowered by 0.01%, 0.01%, 0.02%, and 0.00%, respectively.
[7]	The portfolio turnover ratio was calculated in accordance with Item 13 of Form N-1A, which excludes the notional value of certain derivatives, including futures contracts, from the calculation.

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,				For the Period
					October 31, 2013* through
	2018	2017	2016	2015	June 30, 2014
Net asset value, beginning of period	$8.51	$8.94	$9.14	$10.11	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.11)	(0.17)	(0.16)	(0.18)	(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	0.36	(0.26)	(0.04)	(0.80)	0.24
Total from investment operations	0.25	(0.43)	(0.20)	(0.98)	0.11

Less Distributions:
From net investment income	(0.02)	-	-	-	-

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	0.01	-

Net asset value, end of period	$8.74	$8.51	$8.94	$9.14	$10.11

Total return[3]	3.00%	(4.81)%	(2.19)%	(9.59)%	1.10%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$125,566	$129,224	$98,047	$31,493	$3,455

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	2.17%[6]	2.32%[6]	2.15%[6]	2.18%[6]	2.82%[5,6]
After fees waived and expenses absorbed	1.99%[6]	1.99%[6]	1.84%[6]	1.98%[6]	1.99%[5,6]
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(1.40)%	(2.24)%	(2.14)%	(2.17)%	(2.81)%[5]
After fees waived and expenses absorbed	(1.22)%	(1.91)%	(1.83)%	(1.97)%	(1.98)%[5]

Portfolio turnover rate	1040%[7]	26%	2213%[7]	146%	-%

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had fees not been waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.
[6]	If interest expense and dividends on securities sold short had been excluded, the expenses ratios would have been lowered by 0.00% for the year ended June 30, 2018. For the prior periods, the ratios would have been lowered by 0.01%, 0.01%, 0.02%, and 0.00%, respectively.
[7]	The portfolio turnover ratio was calculated in accordance with Item 13 of Form N-1A, which excludes the notional value of certain derivatives, including futures contracts, from the calculation.

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund

FUND PERFORMANCE at June 30, 2018 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the S&P 500® index. The performance graph above is shown for the Fund’s Institutional Class shares, and Advisor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The S&P 500® index is a broad based unmanaged index representing the performance of 500 widely held common stocks. This index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Return as of June 30, 2018	1 Year	Since Inception	Inception Date
Advisor Class	0.76%	3.73%	10/31/13
Institutional Class	1.02%	3.97%	10/31/13
S&P 500® Index	14.37%	12.12%	10/31/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (855) 554-5540.

Gross and net expense ratios for the Advisor Class shares were 4.98% and 4.82%, respectively, and for the Institutional Class shares were 4.80% and 4.57%, respectively, which were the amounts stated in the current prospectus dated November 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Advisor has agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 2.24% and 1.99% of the average daily net assets of the Advisor Class and Institutional Class shares, respectively. This agreement is in effect until October 31, 2027 and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

SilverPepper Merger Arbitrage Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2018

Number of Shares		Value

	Common Stocks – 131.4%
	Consumer Discretionary – 15.5%
3,265	AV Homes, Inc.*	$69,871
145,000	ILG, Inc.	4,789,350
2,912	Perry Ellis International, Inc.*	79,119
432,191	Rent-A-Center, Inc.[1]	6,361,852
		11,300,192
	Consumer Staples – 6.3%
70,000	Pinnacle Foods, Inc.	4,554,200

	Energy – 22.1%
525,000	Energy XXI Gulf Coast, Inc.*	4,641,000
462	NuStar GP Holdings LLC	5,729
150,000	RSP Permian, Inc.*	6,603,000
120,000	Williams Partners LP	4,870,800
		16,120,529
	Financials – 39.8%
250,000	Charter Financial Corp.	6,037,500
1,209	Coastway Bancorp, Inc.*	33,489
9,341	Farmers Capital Bank Corp.	486,666
107,228	Financial Engines, Inc.[1]	4,814,537
6,367	First Connecticut Bancorp, Inc.	194,830
5,202	FNB Bancorp	190,757
52,615	MB Financial, Inc.	2,457,121
61,831	MTGE Investment Corp. - REIT	1,211,888
74,217	State Bank Financial Corp.	2,478,848
40,384	United Community Bancorp	1,098,445
65,000	Validus Holdings Ltd.[1,2]	4,394,000
100,000	XL Group Ltd.[1,2]	5,595,000
		28,993,081
	Health Care – 15.5%
148,050	Envision Healthcare Corp.*1	6,515,680
35,000	Foundation Medicine, Inc.*	4,784,500
		11,300,180
	Industrials – 0.0%
420	Xerium Technologies, Inc.*	5,561

	Materials – 13.6%
190,770	KapStone Paper and Packaging Corp.[1]	6,581,565
76,420	USG Corp.*1	3,295,230
		9,876,795
	Technology – 15.4%
7,095	Convergys Corp.	173,402
64,878	Cotiviti Holdings, Inc.*	2,863,066
181,202	Mitel Networks Corp.*2	1,987,786

SilverPepper Merger Arbitrage Fund

SCHEDULE OF INVESTMENTS – Continued

As of June 30, 2018

Number of Shares		Value

	Common Stocks (Continued)
	Technology (Continued)
247,651	VeriFone Systems, Inc.*1	$5,651,396
36,380	Xcerra Corp.*	508,228
		11,183,878
	Utilities – 3.2%
32,850	Vectren Corp.[1]	2,347,133

	Total Common Stocks (Cost $96,134,504)	95,681,549

Principal Amount

	Short-Term Investments – 3.8%
$2,745,832	UMB Money Market Fiduciary, 0.25%[3]	2,745,832

	Total Short-Term Investments (Cost $2,745,832)	2,745,832

	Total Investments – 135.2% (Cost $98,880,336)	98,427,381
	Liabilities in Excess of Other Assets – (35.2)%	(25,610,437)

	Total Net Assets – 100.0%	$72,816,944

Number of Shares

	Securities Sold Short – (39.5)%
	Common Stocks – (39.5)%
	Consumer Discretionary – (3.7)%
(23,933)	Marriott Vacations Worldwide Corp.	(2,703,472)

	Consumer Staples – (2.2)%
(45,458)	Conagra Brands, Inc.	(1,624,214)

	Energy – (15.8)%
(48,000)	Concho Resources, Inc.*	(6,640,800)
(254)	NuStar Energy LP	(5,753)
(179,686)	Williams Cos., Inc.	(4,871,288)
		(11,517,841)
	Financials – (17.4)%
(58,856)	Annaly Capital Management, Inc. - REIT	(605,628)
(86,095)	Cadence BanCorp	(2,485,563)
(184,500)	CenterState Bank Corp.	(5,501,790)
(41,510)	Civista Bancshares, Inc.	(1,006,202)
(76,292)	Fifth Third Bancorp	(2,189,580)
(10,988)	People's United Financial, Inc.	(198,773)
(5,098)	TriCo Bancshares	(190,920)

SilverPepper Merger Arbitrage Fund

SCHEDULE OF INVESTMENTS – Continued

As of June 30, 2018

Number of Shares		Value

	Securities Sold Short (Continued)
	Common Stocks (Continued)
	Financials (Continued)
(9,835)	WesBanco, Inc.	$(442,969)
		(12,621,425)
	Technology – (0.4)%
(7,672)	Cohu, Inc.	(188,041)
(846)	SYNNEX Corp.	(81,647)
		(269,688)
	Total Common Stocks (Proceeds $29,443,839)	(28,736,640)

	Total Securities Sold Short (Proceeds $29,443,839)	$(28,736,640)

LP – Limited Partnership

REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	All or a portion of this security is segregated as collateral for securities sold short.
[2]	Foreign security denominated in U.S. Dollars.
[3]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund

SUMMARY OF INVESTMENTS

As of June 30, 2018

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Financials	39.8%
Energy	22.1%
Consumer Discretionary	15.5%
Health Care	15.5%
Technology	15.4%
Materials	13.6%
Consumer Staples	6.3%
Utilities	3.2%
Industrials	0.0%
Total Common Stocks	131.4%
Short-Term Investments	3.8%
Total Investments	135.2%
Liabilities in Excess of Other Assets	(35.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2018

Assets:
Investments, at value (cost $98,880,336)	$98,427,381
Cash deposited with brokers for securities sold short	3,688,392
Receivables:
Investment securities sold	295,235
Fund shares sold	133,973
Dividends and interest	83,480
Prepaid expenses	8,110
Total assets	102,636,571

Liabilities:
Securities sold short, at value (proceeds $29,443,839)	28,736,640
Payables:
Investment securities purchased	845,167
Fund shares redeemed	52,425
Advisory Fees	84,671
Shareholder servicing fees (Note 7)	2,976
Dividends on securities sold short and interest expense	32,852
Auditing fees	16,000
Transfer agent fees and expenses (Note 2)	13,771
Fund accounting fees	10,703
Fund administration fees	10,479
Custody fees	3,495
Chief Compliance Officer fees	2,398
Trustees' fees and expenses	661
Trustees' deferred compensation (Note 3)	923
Accrued other expenses	6,466
Total liabilities	29,819,627

Net Assets	$72,816,944

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$71,208,542
Accumulated net realized gain on investments, securities sold short and foreign currency transactions	1,354,158
Net unrealized appreciation (depreciation) on:
Investments	(452,955)
Securities sold short	707,199
Net Assets	$72,816,944

Maximum Offering Price per Share:
Advisor Class Shares:
Net assets applicable to shares outstanding	$9,360,082
Shares of beneficial interest issued and outstanding	847,367
Redemption price per share	$11.05

Institutional Class Shares:
Net assets applicable to shares outstanding	$63,456,862
Shares of beneficial interest issued and outstanding	5,682,188
Redemption price per share	$11.17

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2018

Investment Income:
Dividends (net of foreign withholding taxes of $522)	$532,255
Interest	17,593
Total investment income	549,848

Expenses:
Advisory fees	984,812
Interest and Dividends on securities sold short	453,433
Fund administration fees	80,506
Fund accounting fees	70,583
Sub-transfer agent fees and expenses - Institutional Class	60,109
Transfer agent fees and expenses	46,871
Registration fees	44,030
Chief Compliance Officer fees	22,924
Custody fees	16,423
Auditing fees	16,422
Shareholder servicing fees - Advisor Class (Note 7)	15,875
Legal fees	15,822
Shareholder reporting fees	11,097
Trustees' fees and expenses	7,882
Miscellaneous	6,038
Insurance fees	1,339
Total expenses	1,854,166
Advisory fees waived	(18,229)
Sub-transfer agent fees and expenses - Institutional Class waived	(60,109)
Net expenses	1,775,828
Net investment loss	(1,225,980)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,622,002
Securities sold short	(1,049,419)
Net realized gain	2,572,583
Net change in unrealized appreciation/depreciation on:
Investments	(1,421,216)
Securities sold short	708,427
Net change in unrealized appreciation/depreciation	(712,789)
Net realized and unrealized gain	1,859,794
Net Increase in Net Assets from Operations	$633,814

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2018	June 30, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(1,225,980)	$(898,737)
Net realized gain on investments, securities sold short and foreign currency transactions	2,572,583	1,516,322
Net change in unrealized appreciation/depreciation on investments and securities sold short.	(712,789)	756,291
Net increase in net assets resulting from operations	633,814	1,373,876

Distributions to Shareholders:
From net realized gain:
Advisor Class	(48,939)	(31,655)
Institutional Class	(563,324)	(292,196)
Total distributions to shareholders	(612,263)	(323,851)

Capital Transactions:
Net proceeds from shares sold:
Advisor Class	6,033,380	4,523,021
Institutional Class	21,996,280	65,520,510
Reinvestment of distributions:
Advisor Class	48,939	31,655
Institutional Class	560,249	291,331
Cost of shares redeemed:
Advisor Class[1]	(2,686,555)	(3,051,465)
Institutional Class[2]	(16,751,181)	(16,654,837)
Net increase in net assets from capital transactions	9,201,112	50,660,215

Total increase in net assets	9,222,663	51,710,240

Net Assets:
Beginning of period	63,594,281	11,884,041
End of period	$72,816,944	$63,594,281

Capital Share Transactions:
Shares sold:
Advisor Class	547,909	414,466
Institutional Class	1,973,737	5,955,033
Shares reinvested:
Advisor Class	4,465	2,904
Institutional Class	50,655	26,533
Shares redeemed:
Advisor Class	(243,743)	(279,443)
Institutional Class	(1,506,384)	(1,510,424)
Net increase in capital share transactions	826,639	4,609,069

[1]	Net of redemption fees of $8 and $843, respectively.
[2]	Net of redemption fees of $2,290 and $2,467, respectively.

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund

STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2018

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$633,814
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used for) operating activities:
Purchase of investment securities	(256,574,174)
Proceeds from sale of investment securities	252,323,322
Proceeds from short sales	61,617,858
Closed short sale transactions	(64,586,036)
Purchase of short-term investment securities, net	6,045,416
Decrease in receivables for securities sold	398,932
Increase in dividends and interest receivables	(30,854)
Decrease in other assets	6,470
Decrease in payables for securities purchased	(4,484,855)
Decrease in dividends on securities sold short payable and interest expense	(33,330)
Increase in accrued expenses	29,669
Net realized gain	(2,572,583)
Net change in unrealized appreciation/depreciation	712,789
Net cash used for operating activities	(6,513,562)

Cash flows provided by (used for) financing activities:
Proceeds from sale of shares	27,908,773
Redemption of shares, net of redemption fees	(19,406,800)
Dividends paid to shareholders, net of reinvestments	(3,075)
Net cash provided by financing activities	8,498,898

Net increase in cash	1,985,336

Cash and cash equivalents:
Beginning cash balance	11,769
Beginning cash held at broker	1,691,287
Total beginning cash and cash equivalents	1,703,056

Ending cash balance	-
Ending cash held at broker	3,688,392
Total cash and cash equivalents	$3,688,392

Non cash financing activities not included herein consist of $609,188 of reinvested dividends.

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund

FINANCIAL HIGHLIGHTS

Advisor Class

Per share operating performance.

For a capital share outstanding throughout each period.

					For the Period
	For the Year Ended June 30,				October 31, 2013*
					through
	2018	2017	2016	2015	June 30, 2014
Net asset value, beginning of period	$11.07	$10.82	$10.32	$10.16	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.23)	(0.25)	(0.29)	(0.22)	(0.11)
Net realized and unrealized gain on investments	0.31	0.57	1.07	0.67	0.27
Total from investment operations	0.08	0.32	0.78	0.45	0.16

Less Distributions:
From net realized gain	(0.10)	(0.07)	(0.29)	(0.29)	-

Redemption fee proceeds[1]	- [2]	- [2]	0.01	-	-

Net asset value, end of year	$11.05	$11.07	$10.82	$10.32	$10.16

Total return[3]	0.76%	2.94%	7.77%	4.47%	1.60%[4]

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$9,360	$5,963	$4,338	$194	$142

Ratio of expenses to average net assets (including dividends on securities sold short, interest expense, and broker fees):
Before fees waived and expenses absorbed	2.96%[5]	4.98%[5]	7.03%[5]	7.28%[5]	9.23%[5,6]
After fees waived and expenses absorbed	2.93%[5]	4.82%[5]	4.42%[5]	3.29%[5]	2.81%[5,6]

Ratio of net investment loss to average net assets (including dividends on securities sold short, interest expense, and broker fees):
Before fees waived and expenses absorbed	(2.12)%	(2.43)%	(5.30)%	(6.10)%	(8.10)%[6]
After fees waived and expenses absorbed	(2.09)%	(2.27)%	(2.69)%	(2.11)%	(1.68)%[6]

Portfolio turnover rate	385%	317%	352%	817%	1,420%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	If interest expense, dividends on securities sold short, and broker fees had been excluded, the expense ratios would have been lowered by 0.69% for the year ended June 30, 2018. For the prior periods, the ratios would have been lowered by 2.58%, 2.18%, 1.05%, and 0.57%, respectively.
[6]	Annualized.

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

					For the Period
	For the Year Ended June 30,				October 31, 2013*
					through
	2018	2017	2016	2015	June 30, 2014
Net asset value, beginning of period	$11.16	$10.89	$10.36	$10.18	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.21)	(0.22)	(0.26)	(0.19)	(0.10)
Net realized and unrealized gain on investments	0.32	0.56	1.08	0.66	0.28
Total from investment operations	0.11	0.34	0.82	0.47	0.18

Less Distributions:
From net realized gain	(0.10)	(0.07)	(0.29)	(0.29)	-

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	-	-

Net asset value, end of year	$11.17	$11.16	$10.89	$10.36	$10.18

Total return[3]	1.02%	3.10%	8.03%	4.66%	1.80%[4]

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$63,457	$57,631	$7,546	$5,694	$4,010

Ratio of expenses to average net assets (including dividends on securities sold short, interest expense, and broker fees):
Before fees waived and expenses absorbed	2.81%[5]	4.80%[5]	6.78%[5]	7.03%[5]	8.98%[5,6]
After fees waived and expenses absorbed	2.68%[5]	4.57%[5]	4.17%[5]	3.04%[5]	2.56%[5,6]

Ratio of net investment loss to average net assets (including dividends on securities sold short, interest expense, and broker fees):
Before fees waived and expenses absorbed	(1.97)%	(2.25)%	(5.05)%	(5.85)%	(7.85)%[6]
After fees waived and expenses absorbed	(1.84)%	(2.02)%	(2.44)%	(1.86)%	(1.43)%[6]

Portfolio turnover rate	385%	317%	352%	817%	1,420%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	If interest expense, dividends on securities sold short, and broker fees had been excluded, the expense ratios would have been lowered by 0.69% for the year ended June 30, 2018. For the prior periods, the ratios would have been lowered by 2.58%, 2.18%, 1.05%, and 0.57%, respectively.
[6]	Annualized.

See accompanying Notes to Financial Statements.

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Note 1 – Organization

SilverPepper Commodity Strategies Global Macro Fund (‘‘Commodity Strategies Global Macro Fund’’) and SilverPepper Merger Arbitrage Fund (“Merger Arbitrage Fund”) (each a “Fund” and collectively the “Funds”) are organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Commodity Strategies Global Macro Fund’s primary investment objective is to create returns that are largely uncorrelated with the returns of the general stock and bond markets. The Fund commenced investment operations on October 31, 2013, with two classes of shares, Advisor Class and Institutional Class.

The Merger Arbitrage Fund’s primary investment objective is to create returns that are largely uncorrelated with the returns of the general stock market. The Fund commenced investment operations on October 31, 2013, with two classes of shares, Advisor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

(a) Consolidation of Subsidiary

The Commodity Strategies Global Macro Fund may invest up to 25% of its total assets in the subsidiary, a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”). The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of the Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by SilverPepper LLC and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. The Subsidiary will generally invest in derivatives, including swaps, commodity interests and other investments intended to serve as margin or collateral for swap positions. The inception date of the Subsidiary was October 31, 2013. As of June 30, 2018, total assets of the Fund were $136,644,943, of which $18,095,901, or approximately 13.2%, represented the Fund’s ownership of the shares of the Subsidiary.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2018

(b) Foreign Currency Translation

The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c) Forward Foreign Currency Exchange Contracts

The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.

(d) Options Contracts

The Funds may write or purchase options contracts primarily to enhance the Funds’ returns or reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2018

(e) Futures Contracts

The Commodity Strategies Global Macro Fund may enter into futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. The Commodity Strategies Global Macro Fund intends primarily to invest in futures contracts and options on them through the Subsidiary. The Merger Arbitrage Fund may use index and other futures contracts and may use options on futures contracts. A futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, financial, agricultural or metal commodity, at a specified price, date, time and place. For example, a foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. Similarly, an interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place. Securities, commodities and other financial indexes are capitalization weighted indexes that reflect the market value of the securities, commodities or other financial instruments respectively, represented in the indexes. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

A futures contract held by a Fund is valued daily at the official settlement price on the exchange on which it is traded. Each day a futures contract is held, the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. Variation margin does not represent borrowing or a loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, the Fund may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in the Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund. The Subsidiary may enter into agreements with certain parties which may lower margin deposits and mitigate some of the risks of being required to deliver, or receive, the physical commodity.

At any time prior to the expiration of a futures contract, a Fund may seek to close the position by seeking to take an opposite position, which would terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2018

(f) Futures Options

The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes. A futures option gives the holder the right, in return for the premium paid or received, to assume a long position (purchase) or short position (write) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. When the Funds purchase or write an option, an amount equal to the premium paid or received by the Funds is recorded as an asset or a liability and is subsequently adjusted to the current market value of the option purchased or written. Premiums paid or received from purchasing or writing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions. The Funds, as a purchaser of an option, bear the risk that the counterparties to the option may not have the ability to meet the terms of the option contract. The Funds, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option.

(g) Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(h) Short-Term Investments

The Commodity Strategies Global Macro Fund invests a significant amount (13.8% as of June 30, 2018) in the UMB Money Market Fiduciary. The UMB Money Market Fiduciary acts as a bank deposit for the Fund, providing an interest bearing account for short-term investment purposes. This investment vehicle is not publicly traded on open markets. The Commodity Strategies Global Macro Fund’s investment in the UMB Money Market Fiduciary is in excess of federally insured limits. Accounting Standards Codification Topic 825, Financial Instruments identifies this situation as a concentration of credit risk requiring disclosure, regardless of degree of risk. The risk is managed by monitoring the financial institution in which the deposits are made.

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2018

(i) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of a Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and certain transfer agent fees and expenses discussed below, which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

In conjunction with the use of short sales, written options contracts and futures contracts, the Funds may be required to maintain collateral in various forms. At June 30, 2018, such collateral is denoted in the Funds’ Schedule of Investments and Statement of Assets and Liabilities. Also in conjunction with the use of written options contracts, futures contracts or short sales, the Funds, when appropriate, utilize a segregated margin deposit account with the counterparty. At June 30, 2018, these segregated margin deposit accounts are denoted in each Fund’s Statement of Assets and Liabilities.

(j) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the years ended June 30, 2015-18, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2018

(k) Distributions to Shareholders

The Funds will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with SilverPepper LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.50% of each Fund’s respective average daily net assets. The Advisor has engaged Galtere Inc. (“Galtere Sub-Advisor”) to manage the Commodity Strategies Global Macro Fund and pays the Galtere Sub-Advisor from its advisory fees. The Advisor has engaged Chicago Capital Management, LLC (“Chicago Capital”) to manage the Merger Arbitrage Fund and pays the Chicago Capital Sub-Advisor from its advisory fees. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Commodity Strategies Global Macro Fund to ensure that total annual operating expenses (including Subsidiary expenses (except as noted below), but excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 2.24% and 1.99% of the average daily net assets of the Commodity Strategies Global Macro Fund’s Advisor Class and Institutional Class shares, respectively. The Merger Arbitrage Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Merger Arbitrage Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 2.24% and 1.99% of the average daily net assets of the Merger Arbitrage Fund’s Advisor Class and Institutional Class shares, respectively. These agreements are effective until October 31, 2027, and they may be terminated or amended prior to the end of the term with the approval of the Trust’s Board of Trustees.

The Advisor also is the investment advisor for the Subsidiary. Effective November 1, 2017, the Commodity Strategies Global Macro Fund’s Board of Trustees amended this undertaking to remove the management fee paid at the annual rate of 1.50% of the subsidiary’s average daily net assets. Prior to November 1, 2017, the Subsidiary agreed to pay the Advisor a management fee at the annual rate of 1.50% of the Subsidiary’s average daily net assets. Prior to November 1, 2017, the Advisor contractually agreed, for so long as the Commodity Strategies Global Macro Fund invests in the Subsidiary, to waive the management fee it received from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. The Subsidiary management fee in the amount of $157,603 incurred and waived for the period July 1, 2017 through October 31, 2017 is included in “Advisory fees” and “Advisory fees waived”, respectively, in the Consolidated Statement of Operations. Subsidiary management fees incurred and waived shall not be subject to expense recovery discussed below.

For the year ended June 30, 2018, the Advisor waived fees of $87,153 for the Commodity Strategies Global Macro Fund, which is attributable to Institutional Class shares’ sub-transfer agency expenses. The Advisor also waived fees totaling $78,338 for the Merger Arbitrage Fund, of which $60,109 is attributable to Institutional Class shares’ sub-transfer agency expenses. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Advisor may recapture all or a portion of the following amounts no later than June 30, of the years stated below:

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2018

	Commodity Strategies Global Macro Fund	Merger Arbitrage Fund
2019	$-	$211,114
2020	-	95,093
2021	87,153	78,338
Total	$87,153	$384,545

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

For the year ended June 30, 2018, UMBFS received transfer agent fees as follows:

Transfer agent fees paid to UMBFS
Commodity Strategies Global Macro Fund	$60,838
Merger Arbitrage Fund	46,871

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended June 30, 2018, the Funds’ allocated fees incurred for Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various Fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested Fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended June 30, 2018, are reported on the Statement of Operations.

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2018

Note 4 – Federal Income Taxes

At June 30, 2018, gross unrealized appreciation and depreciation on investments owned by the Funds and securities sold short, based on cost for federal income tax purposes were as follows:

	Commodity Strategies Global Macro Fund	Merger Arbitrage Fund
Cost of investments	$112,233,289	$69,460,824

Gross unrealized appreciation	$6,559	$1,496,418
Gross unrealized depreciation	(52,237)	(1,266,501)
Net unrealized appreciation (depreciation) on investments	$(45,678)	$229,917

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferral.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended June 30, 2018, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

	Increase (Decrease)
	Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
Commodity Strategies Global Macro Fund	$1,150	$(27,441)	$26,291
Merger Arbitrage Fund	$(5,690)	$1,225,980	$(1,220,290)

As of June 30, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Commodity Strategies Global Macro Fund	Merger Arbitrage Fund
Undistributed ordinary income	$5,841,350	$1,352,260
Undistributed long-term capital gains	-	26,225
Tax accumulated earnings	5,841,350	1,378,485
Accumulated capital and other losses	(3,137,739)	-
Unrealized appreciation (depreciation) on investments	(45,678)	229,917
Other differences	(6,062,103)	-
Total accumulated earnings (deficit)	$(3,404,170)	$1,608,402

“Other differences” in the above table are primarily attributable to non-deductible expenses, net operating losses, unrealized appreciation/(depreciation) on short positions and other adjustments at the Subsidiary level. These differences may or may not be utilized in future tax years.

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2018

At June 30, 2018, the Funds had accumulated capital loss carryforwards as follows:

	Not Subject to Expiration:
Fund	Short-Term	Long-Term	Total

Commodity Strategies Global Macro Fund	$875,569	$2,262,170	$3,137,739
Merger Arbitrage Fund	-	-	-

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The tax character of distributions paid during the fiscal years ended June 30, 2018 and June 30, 2017 were as follows:

	Commodity Strategies Global Macro Fund		Merger Arbitrage Fund
	2018	2017	2018	2017
Distributions paid from:
Ordinary income	$359,772	$-	$610,662	$323,851
Net long-term capital gains	-	-	1,601	-
Total taxable distributions	359,772	-	612,263	323,851
Total distributions paid	$359,772	$-	$612,263	$323,851

For U.S. federal income tax purposes, the Subsidiary will be treated as a corporation. If the Subsidiary were treated as engaged in the conduct of a trade or business in the United States, the Subsidiary would be subject to U.S. federal income tax, at the rates applicable to U.S. corporations, on its net income that is treated as “effectively connected” with the conduct of such trade or business (“effectively connected income”). In addition, the Subsidiary would be subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount,” as defined in Section 884 of the Code, attributable to effectively connected income. The Commodity Strategies Global Macro Fund expects that, in general, the activities of the Subsidiary will be conducted in a manner such that the Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business. In this regard, Section 864(b) of the Code provides that trading in commodities for one’s own account does not constitute the conduct of a trade or business in the United States by a non-U.S. person, provided that the commodities are of a kind customarily dealt in on an organized commodity exchange and the transaction is of a kind customarily consummated at such place. Similarly, proposed regulations provide that trading in commodity swaps generally does not constitute the conduct of a U.S. trade or business. There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income. The imposition of U.S. federal income tax on the Subsidiary’s effectively connected income could significantly reduce the Commodity Strategies Global Macro Fund’s returns.

Note 5 – Redemption Fee

Effective November 1, 2017, the Funds no longer charge redemption fees. Prior to November 1, 2017, the Funds charged a 2.00% redemption fee on all shares redeemed within 90 days of purchase. For the period ended November 1, 2017 and for the year ended June 30, 2017, the Commodity Strategies Global Macro Fund and the Merger Arbitrage Fund received $8,497 and $39,678 and $2,298 and $3,310 in redemption fees, respectively.

Note 6 – Investment Transactions

The Commodity Strategies Global Macro Fund’s primary strategy consists of investing in both long and short positions in an array of asset classes and investment instruments located anywhere in the world. For the year ended June 30, 2018, purchases and sales of investments, excluding short-term investments, forward contracts, futures contracts and options contracts, were $5,845,314 and $6,280,888, respectively. Securities sold short and short securities covered were $1,930,053 and $2,128,810, respectively, for the same period.

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2018

The Merger Arbitrage Fund’s primary strategy consists of buying the publicly-traded common stock or preferred stock of a company that is involved in a significant corporate event, such as a merger or acquisition. For the year ended June 30, 2018, purchases and sales of investments, excluding short-term investments, were $256,574,174 and $252,323,322, respectively. Securities sold short and short securities covered were $61,617,858 and $64,586,036, respectively, for the same period.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets of the Advisor Class shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended June 30, 2018, shareholder servicing fees incurred by the Funds are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2018

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2018, in valuing the Funds’ assets carried at fair value:

Commodity Strategies Global Macro Fund	Level 1	Level 2	Level 3**	Total
Assets
Investments
Common Stocks[1]	$207,933	$-	$-	$207,933
U.S. Government and Agencies	-	93,853,924	-	93,853,924
Purchased Options Contracts	1,031,828	297,056	-	1,328,884
Short-Term Investments	18,015,218	-	-	18,015,218
Total Investments	19,254,979	94,150,980	-	113,405,959
Other Financial Instruments*
Futures Contracts	2,137,852	-	-	2,137,852
Forward Foreign Currency Contracts	-	9,755	-	9,755
Total Assets	$21,392,831	$94,160,735	$-	$115,553,566

Liabilities
Investments
Written Options Contracts	$890,319	$144,320	$-	$1,034,639
Total Investments	890,319	144,320	-	1,034,639
Other Financial Instruments*
Futures Contracts	4,054,326	-	-	4,054,326
Total Liabilities	$4,944,645	$144,320	$-	$5,088,965

[1]	For a detailed break-out of common stocks, please refer to the Schedule of Investments.
*	Other financial instruments are derivative instruments such as futures contracts and forward contracts. Futures contracts and forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.
**	The Fund did not hold any Level 3 securities at period end.

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2018

Merger Arbitrage Fund	Level 1	Level 2**	Level 3**	Total
Assets
Investments
Common Stocks[1]	$95,681,549	$-	$-	$95,681,549
Short-Term Investments	2,745,832	-	-	2,745,832
Total Assets	$98,427,381	$-	$-	$98,427,381

Liabilities
Securities Sold Short
Common Stocks[1]	$28,736,640	$-	$-	$28,736,640
Total Liabilities	$28,736,640	$-	$-	$28,736,640

[1]	For a detailed break-out of common stocks, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers between Levels 1, 2 or 3 are recognized at the end of the reporting period. There were no transfers between Levels at period end.

Note 10 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Commodity Strategies Global Macro Fund invested in options contracts, futures contracts and forward contracts during the year ended June 30, 2018. The Merger Arbitrage Fund did not invest in any derivatives during the year ended June 30, 2018.

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2018

The effects of these derivative instruments on the Commodity Strategies Global Macro Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments held by the Commodity Strategies Global Macro Fund as of June 30, 2018 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Commodity contracts	Purchased options contracts, at value	$1,218,348	Written options contracts, at value	$1,034,639
	Unrealized appreciation on open futures contracts	2,137,852	Unrealized depreciation on open futures contracts	4,054,326
Equity contracts	Purchased options contracts, at value	48,714	Written options contracts, at value	-
Foreign exchange contracts	Purchased options contracts, at value	37,478	Written options contracts, at value	-
	Unrealized appreciation on forward foreign currency exchange contracts	9,755	Unrealized depreciation on forward foreign currency exchange contracts	-
Interest rate contracts	Purchased options contracts, at value	24,344	Written options contracts, at value	-
Total		$3,476,491		$5,088,965

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2018

The effects of the Commodity Strategies Global Macro Fund’s derivative instruments on the Statement of Operations for the year ended June 30, 2018 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not designated as hedging instruments	Purchased Options Contracts	Futures Contracts	Written Options Contracts	Forward Foreign Currency Exchange Contracts	Total
Commodity contracts	$(5,924,402)	$12,982,881	$3,002,950	$-	$10,061,429
Equity contracts	(323,659)	(211,558)	8,922	-	(526,295)
Foreign exchange contracts	(922,047)	247,899	68,036	(21,286)	(627,398)
Interest rate contracts	(51,775)	20,650	-	-	(31,125)
Volatility contracts	(9,833)	3,328	-	-	(6,505)
Total	$(7,231,716)	$13,043,200	$3,079,908	$(21,286)	$8,870,106

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Derivatives not designated as hedging instruments	Purchased Options Contracts	Futures Contracts	Written Options Contracts	Forward Foreign Currency Exchange Contracts	Total
Commodity contracts	$177,857	$(3,161,344)	$(284,948)	$-	$(3,268,435)
Equity contracts	(23,117)	(8,526)	-	-	(31,643)
Foreign exchange contracts	(7,370)	-	-	9,755	2,385
Interest rate contracts	(88,380)	-	-	-	(88,380)
Total	$58,990	$(3,169,870)	$(284,948)	$9,755	$(3,386,073)

SilverPepper Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2018

The quarterly average volumes of derivative instruments in the Commodity Strategies Global Macro Fund as of June 30, 2018 are as follows:

Derivatives not designated as hedging instruments		Notional Value
Commodity contracts	Purchased options contracts	$44,457,378
	Long futures contracts	171,622,946
	Short futures contracts	(2,254,522)
	Written options contracts	(8,948,718)
Equity contracts	Purchased options contracts	1,353,250
	Long futures contracts	-
	Short futures contracts	(1,679,790)
	Written options contracts	-
Foreign exchange contracts	Purchased options contracts	410,564,600
	Long futures contracts	-
	Long forward foreign currency exchange contracts	1,456,056
	Short futures contracts	(125,583)
	Written options contracts	(1,540,000)
	Short forward foreign currency exchange contracts	(822,100)
Interest rate contracts	Purchased options contracts	1,992,190,550
	Long futures contracts	-
	Short futures contracts	-
	Written options contracts	-
Volatility contracts	Purchased options contracts	-
	Long futures contracts	-
	Short futures contracts	-
	Written options contracts	-

Note 11 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of SilverPepper Funds

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of the SilverPepper Commodity Strategies Global Macro Fund and statement of assets and liabilities of SilverPepper Merger Arbitrage Fund (the “Funds”), each a series of Investment Managers Series Trust (the “Trust”), including the schedules of investments (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund), as of June 30, 2018, the related statements of operations (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for the year then ended, and with respect to SilverPepper Merger Arbitrage Fund the statement of cash flows for the year then ended, the statements of changes in net assets (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for each of the two years in the period then ended, financial highlights (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for each of the four years in the period then ended and the period October 31, 2013 (commencement of operations) through June 30, 2014, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of SilverPepper Commodity Strategies Global Macro Fund and the financial position of the SilverPepper Merger Arbitrage Fund as of June 30, 2018, the results of their operations (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for the year then ended, and with respect to SilverPepper Merger Arbitrage Fund cash flows for the year then ended, the changes in their net assets (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for each of the two years in the period then ended, and their financial highlights (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for each of the four years in the period then ended and the period October 31, 2013 through June 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 29, 2018

SilverPepper Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the year ended June 30, 2018, 0.67% and 20.72% of the dividends to be paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the Commodity Strategies Fund and Merger Arbitrage Fund, respectively.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Commodity Strategies Fund and Merger Arbitrage Fund, respectively, designates income dividends of 0.57% and 18.57% as qualified dividend income paid during the fiscal year ended June 30, 2018.

Long-term Capital Gain

The Merger Arbitrage Fund, designates $1,601, as a long-term capital gain distribution.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (855) 554-5540 or on the Funds’ website at www.silverpepperfunds.com. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	2	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	2	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	2	None.

SilverPepper Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustee:
John P. Zader[a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	2	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	2	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust:
Maureen Quill[a] (born 1963) President	Since June 2014

President (January 2018 – present), UMB Fund Services, Inc. Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. Vice President, Investment Managers Series Trust (December 2013 - June 2014).

			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016

Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).

			N/A	N/A

SilverPepper Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

SilverPepper Funds

EXPENSE EXAMPLES

For the Six Months Ended June 30, 2018 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; shareholder servicing fees (Advisor Class shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
SilverPepper Commodity Strategies Global Macro Fund		1/1/2018	6/30/2018	1/1/2018- 6/30/2018
Advisor Class	Actual Performance	$ 1,000.00	$ 980.90	$ 9.17
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.54	9.33
Institutional Class	Actual Performance	1,000.00	979.80	9.78
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.92	9.95

*	Expenses are equal to the Fund’s annualized expense ratios of 1.87% and 1.99% for the Advisor Class and the Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect management fee waived by the Advisor on the Subsidiary. Assumes all dividends and distributions were reinvested.

SilverPepper Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended June 30, 2018 (Unaudited)

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
SilverPepper Merger Arbitrage Fund		1/1/2018	6/30/2018	1/1/2018- 6/30/2018
Advisor Class	Actual Performance	$ 1,000.00	$ 1,003.60	$ 13.41
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.41	13.46
Institutional Class	Actual Performance	1,000.00	1,005.40	11.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.88	11.99

*	Expenses are equal to the Fund’s annualized expense ratios of 2.70% and 2.40% for the Advisor Class and the Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

SilverPepper Funds

Each a series of Investment Managers Series Trust

Investment Advisor
SilverPepper LLC
570 Oakwood Avenue
Lake Forest, Illinois 60045

Sub-Advisor to the Commodity Strategies Global Macro Fund
Galtere Inc.
3 Columbus Circle, 22nd Floor, Suite 2220

New York, New York 10019

Sub-Advisor to the Merger Arbitrage Fund
Chicago Capital Management, LLC

311 South Wacker Drive, Suite 6025

Chicago, Illinois 60606

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

Fund Information

	TICKER	CUSIP
SilverPepper Commodity Strategies Global Macro Fund - Advisor Class	SPCAX	46141P 768
SilverPepper Commodity Strategies Global Macro Fund - Institutional Class	SPCIX	46141P 750
SilverPepper Merger Arbitrage Fund - Advisor Class	SPABX	46141P 743
SilverPepper Merger Arbitrage Fund - Institutional Class	SPAIX	46141P 735

Privacy Principles of the SilverPepper Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the SilverPepper Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (855) 554-5540, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (855) 554-5540 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Funds at (855) 554-5540. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (855) 554-5540.

SilverPepper Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (855) 554-5540

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-554-5540.

Item 3. Audit Committee Financial Expert.

The registrants board of trustees has determined that there is at least on audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert’ and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2018	FYE 6/30/2017
Audit Fees	$29,100	$34,900
Audit-Related Fees	N/A	N/A
Tax Fees	$5,600	$5,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2018	FYE 6/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 6/30/2018	FYE 6/30/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	09/7/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	09/7/2018

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	09/7/2018